EXHIBIT 10.73







                      AMENDED AND RESTATED
                         SITE SUBLEASE


                 Dated as of December 18, 1996


                            between


                      FLEET NATIONAL BANK
              (not in its individual capacity but
                   solely as Owner Trustee),
                          as Sublessor

                              and


                    PANDA-BRANDYWINE, L.P.,
                          as Sublessee




             Real Property Located in the County of
                   Prince George's, Maryland










                      TABLE OF CONTENTS


                                                           Page


SECTION 1.    DEFINITIONS                                      2

      1.1     Defined Terms                                    2
      1.2     Other Definitional Provisions                    2

SECTION 2.    DEMISING PROVISIONS                              2

      2.1     Sublease                                         2
      2.2     Severance                                        3

SECTION 3.    TERM                                             3

SECTION 4.    USE                                              3

SECTION 5.    RENT                                             4

SECTION 6.    POSSESSION AND QUIET ENJOYMENT                   4

SECTION 7.    NO MERGER OF TITLE                               4

SECTION 8.    RESPONSIBILITY OF SUBLESSOR                      4

SECTION 9.    SURRENDER                                        5

SECTION 10.   MISCELLANEOUS                                    5

      10.1     Notices                                         5
      10.2     Amendments                                      5
      10.3     Headings, etc.                                  5
      10.4     Successors and Assigns                          5
      10.5     GOVERNING LAW                                   6
      10.6     Severability                                    6
      10.7     Limitation of Liability                         6
      10.8     Recording                                       7
      10.9     Sublease; Assignment                            7
      10.10    Assignment to Indenture Trustee                 7
      10.11    Subordination                                   8


Schedule A     Legal Description of the Site
Schedule B     Description of the Facility
Schedule C-1   Description of the Distilled Water Facility

Exhibit A      Memorandum of Lease


                      AMENDED AND RESTATED
                         SITE SUBLEASE

          AMENDED AND RESTATED SITE SUBLEASE (this "Site Sublease") dated as of December 18, 1996 made between FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut National Association), a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (as defined in the Participation Agreement referred to below), as sublessor (the "Owner Trustee" or "Sublessor"), and PANDA-BRANDYWINE, L.P., a Delaware limited partnership ("Partnership" or "Sublessee"), as sublessee.


                           RECITALS:

          A. Sublessor is the owner of a leasehold estate in the real property described on Schedule 1 hereto (the "Site") under the terms of the Site Lease dated as of March 30, 1995, as amended by a First Amendment thereto dated as of October 30, 1996 and a Second Amendment thereto dated as of December 18, 1996, and as further amended and restated pursuant to the Amended and Restated Site Lease dated as of the date hereof (as the same may be further amended, supplemented or otherwise modified from time to time, the "Site Lease") a memorandum of which has been recorded among the Land Records of Prince George's County, Maryland and the Land Records of Charles County, Maryland (the "Land Records").

          B. Sublessor is the owner of a natural gas-fired cogeneration facility and a distilled water facility more particularly described in Schedule 2 attached hereto (the
"Facility") which is or will be located on the Site.

          C.  Pursuant to the Facility Lease (the "Facility
Lease"), Sublessor has leased and demised the Facility to Sublessee.

          D. Sublessor and Sublessee have entered into that certain Site Sublease dated as of March 30, 1995 (the "Original Site Sublease") pursuant to which, Sublessor subleased to Sublessee, and Sublessee subleased from Sublessor, the Site upon the terms and conditions set forth in the Original Site Sublease. A memorandum of the Original Site Sublease has been recorded among the Land Records and all appropriate transfer and recording taxes have been paid. Sublessor and Sublessee have amended the Original Site Sublease pursuant to a First Amendment to Site Sublease dated as of October 30, 1996 (the "First Amendment") and a Second Amendment to Site Sublease dated as of December 18, 1996 (the "Second Amendment") (the Original Site Sublease, as amended by the First Amendment and the Second Amendment, the "Existing Site Sublease"). The First Amendment and the Second Amendment released Sublessor's interest in the Easements from the premises demised by the Existing Site Sublease. A First Amendment to Memorandum of Lease dated as of October 30, 1996 and a Second Amendment to Memorandum of Lease dated as of December 18, 1996 have been recorded in the Land Records.

          E. Sublessor and Sublessee have agreed to amend and restate the Existing Site Sublease as provided herein.

                           AGREEMENT:

          In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee, intending to be legally bound hereby, hereby agree to amend and restate the Existing Site Sublease as follows:


          SECTION 1.  DEFINITIONS

          1.1 Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in Annex A to the Participation Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among Sublessee, the Panda Brandywine Corporation, General Electric Capital Corporation, Sublessor, the Security Agent, Credit Suisse, as administrative agent (the "Administrative Agent"), First Security Bank, National Association (not in its individual capacity but solely as indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture) and the other entities listed on Schedule I to the Participation Agreement (the "Loan Participants") (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect.

          1.2 Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Site Sublease shall refer to this Site Sublease as a whole and not to any particular provision hereof. Section, subsection, Appendix, Exhibit and Schedule references contained in this Site Sublease are references to Sections, subsections, Appendices, Exhibits and Schedules in or to this Site Sublease unless otherwise specified.


          SECTION 2.  DEMISING PROVISIONS

          2.1 Sublease. Sublessor hereby demises and subleases to Sublessee and Sublessee hereby subleases and hires from Sublessor, upon and subject to the terms and conditions hereinafter set forth, the Site and any and all additions, alterations and improvements from time to time included in the Site, excluding the Facility (which Site, additions, alterations and improvements are hereinafter referred to as the "Site"), TO HAVE AND TO HOLD the same, subject as aforesaid, unto Sublessee and Sublessee's successors and assigns, commencing on the date hereof and continuing for the term described in Section 3 hereof. Sublessee acknowledges that it subleases and hires and takes the Site "as is" and Sublessor has not made any covenants, representations or warranties about the Site other than those expressly set forth herein.

          2.2 Severance. It is the intention of the Sublessor and the Sublessee that the Facility and each portion thereof, and all repairs, replacements, substitutions and additions thereto, whether now or at any time hereafter located on the Site, are severed, and shall remain severed, from the Site even if physically attached, are and shall remain personal property, and are not and shall not be fixtures or an accession to the Site, the title thereto being separate and distinct from the title to the Site, and shall be treated as personal property with respect to the rights of all Persons whatsoever and for all purposes of the Participation Agreement, the Site Lease, this Site Sublease and the Facility Lease, and title to the Facility shall not, except as specifically contemplated by the Financing Documents, be affected in any way by any instrument dealing with the Site or any part thereof. Notwithstanding the foregoing, if contrary to the intention of Sublessor and Sublessee, any Governmental Authority with jurisdiction over the Site determines that any portion of the Facility is a fixture or accession to the Site, such portion of the Facility shall constitute part of the Site being leased hereunder.


          SECTION 3.  TERM

          The term of this Site Sublease shall commence on the date hereof and shall end on the earlier to occur of (i) expiration or earlier termination of the Facility Lease (taking into account any renewals of the term thereof) and (ii) the day before the date of expiration or termination of the Site Lease.


          SECTION 4.  USE

          During the term of this Site Sublease, the Site and the Easements shall be used by Sublessee as provided in the Site Lease. Sublessee shall perform all the terms, covenants and conditions to be performed by Sublessor under the Site Lease other than any obligation of Sublessor contained in Article IX and Sections 11.2 and 11.4 thereof.


          SECTION 5.  RENT

          As rent for the Site for the term hereof, Sublessee shall pay rent of $1 per year. Sublessee agrees to pay to Sublessor the sum of $20 towards such rent in advance upon execution of this Site Sublease.


          SECTION 6.  POSSESSION AND QUIET ENJOYMENT

          Subject to the provisions of the Site Lease, and so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, neither Sublessor nor any of its permitted successors and assigns shall disturb Sublessee's peaceful and quiet use and possession of the Site, and Sublessee shall enjoy all rights of Sublessor under the Site Lease; provided, however, Sublessor shall not be responsible for the acts of predecessors in title to Sublessor. Sublessor warrants that, as of the date hereof, it has not heretofore assigned or encumbered its interests acquired pursuant to the Site Lease or any part thereof.


          SECTION 7.  NO MERGER OF TITLE

          There shall be no merger of this Site Sublease or the leasehold estate created by this Site Sublease with any estate in the Facility or other estate in the Site or any part thereof by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (a) this Site Sublease or any interest in this Site Sublease or in any such leasehold estate and (b) any estate in the Facility or other estate in the Site or any part thereof or any interest in such estate, and no such merger shall occur unless and until all Persons having any interest (including a security interest) in (i) this Site Sublease or the leasehold estate created by this Site Sublease and (ii) any estate in the Facility or other estate in the Site or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same among the Land Records.

          SECTION 8.  RESPONSIBILITY OF SUBLESSOR

          Sublessor shall have no duty, responsibility, liability or obligation to Sublessee in respect of the Site for the use, maintenance or condition of the Facility, except as provided in
Section 6 hereof and in the Site Lease (which obligations are hereby incorporated herein by reference). Sublessor shall have no liability or obligation whatsoever to Sublessee under this Site Sublease by reason of termination of the Site Lease in the absence of any breach by Sublessor of its express affirmative obligations to Sublessee hereunder or under the Site Lease.


          SECTION 9.  SURRENDER

          At the termination of this Site Sublease, Sublessee shall forthwith quit and surrender the Site and the Easements and deliver the Site and the Easements to Sublessor in the same condition, reasonable wear and tear excepted, as on the date hereof. Subject to any applicable provisions of the Site Lease and except as provided in Section 8 of the Facility Lease, all improvements affixed to the Site and the Easements shall be and remain the property of Sublessor from and after the termination of this Site Sublease.


          SECTION 10.  MISCELLANEOUS

          10.1 Notices. Unless otherwise specifically provided for herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to each party hereto shall be in writing, and shall become effective when delivered in the manner and to the address specified in the Participation Agreement.

          10.2 Amendments. Neither this Site Sublease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only (x) by an instrument in writing signed by the party against which enforcement of the termination, amendment, supplement, waiver or modification shall be sought and (y) pursuant to the provisions of the Participation Agreement.

          10.3 Headings, etc. The headings of various Sections and subsections of this Site Sublease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          10.4 Successors and Assigns. The terms of this Site Sublease shall be binding upon and inure to the benefit of Sublessee and Sublessor and their permitted respective successors and assigns. Sublessee agrees that in the event of the appointment of any successor trustee or additional trustee pursuant to the terms of the Trust Agreement and the Participation Agreement which succeeds to the rights, duties, powers and title of the lessor under the Facility Lease and Sublessor hereunder, respectively, such successor trustee or additional trustee shall succeed to all the rights, duties, powers and titles of Sublessor hereunder (or to such lesser extent as provided for in the appointment of such successor trustee or additional trustee) without the necessity of any consent or approval by Sublessee and without in any way altering the terms of this Sublease or Sublessee's obligations hereunder. Sublessor shall give Sublessee prompt written notice of any appointment of a successor trustee or additional trustee. Sublessee shall attorn to any such successor trustee or additional trustee.

          10.5  GOVERNING LAW.  THIS SITE SUBLEASE HAS BEEN
DELIVERED IN AND SHALL BE GOVERNED BY AND BE CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

          10.6 Severability. Any provision of this Site Sublease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.7 Limitation of Liability. (a) There shall be full recourse to the Partnership and all of its assets for the liabilities of the Partnership under this Site Sublease, but in no event shall any Partner, Affiliate of any Partner, or any officer, director or employee of the Partnership, any Partner or their Affiliates or any holder of any equity interest in any Partner be personally liable or obligated for such liabilities of the Partnership, except as may be specifically provided in any other Financing Document to which such Partner is a party or in the event of fraudulent actions, knowing misrepresentations, gross negligence or willful misconduct by the Partnership, any Partner or any of their Affiliates in connection with this Site Sublease. Subject to the foregoing limitation on liability, Sublessor may sue or commence any suit, action or proceeding against any Partner or any Affiliate in order to obtain jurisdiction over the Partnership to enforce its rights and remedies hereunder. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any Partner or Affiliate thereof in accordance with the terms of any other Financing Document creating such liabilities and obligations to which such Partner or Affiliate is a party.

          (b) Fleet National Bank is entering into this Site Sublease solely as Owner Trustee under the Trust Agreement and not in its individual capacity. Accordingly, except as may be expressly provided to the contrary, each of the representations, warranties, undertakings and agreements herein made on the part of the Sublessor, is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding Fleet National Bank personally, but is made and intended for the purpose of binding only the Trust Estate. This Site Sublease is executed and delivered by the Sublessor solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Fleet National or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of the Sublessor, either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and Fleet National Bank or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.

          10.8 Recording. Sublessor and Sublessee have recorded among the Land Records a Memorandum of Lease, a First Amendment to Memorandum of Lease and a Second Amendment to Memorandum of Lease reflecting the terms of the Existing Site Sublease. Sublessor and Sublessee agree that an Amended and Restated Memorandum of Lease substantially in the form annexed hereto as Exhibit A shall be recorded among the Land Records of Prince George's County as soon as possible after the execution hereof. The memorandum shall expressly state that it is executed pursuant to provisions contained in this Site Sublease, and is not intended to vary the terms and conditions hereof.

          10.9 Sublease; Assignment. Sublessee will not sub-sublease the Site or assign this Site Sublease, except that Sublessee may sub-sublease the Site to Brandywine Water Company pursuant to the Steam Lease.

          10.10 Assignment to Indenture Trustee. In order to secure the indebtedness evidenced by the Loan Certificates and certain other obligations as provided in the Indenture, the Indenture provides, among other things, for the assignment by the Sublessor to the Indenture Trustee of all of its right, title and interest in, to and under this Site Sublease, to the extent set forth in the Indenture, and for the creation of a Lien on and security interest in the Lessor's Estate in favor of the Indenture Trustee, and in furtherance thereof, Sublessor and Sublessee have entered into the Security Deposit Agreement. Sublessee hereby acknowledges and consents to such assignment and such security interest and hereby acknowledges that to the extent set forth in the Indenture, the Indenture Trustee shall have the right in its own name (in certain cases together with the Sublessor and in other cases to the exclusion of the Sublessor, all as set forth in Section 3.10 of the Indenture) to take or refrain from taking action under this Site Sublease, including the right (i) of the Sublessor to exercise any election or option, and to make any decision or determination, and to give any notice, consent, waiver or approval under this Site Sublease or in respect thereof, (ii) to exercise any and all of the rights, powers and remedies of the Sublessor hereunder and (iii) to receive all moneys payable to the Sublessor under this Site Sublease. Sublessee will make all payments in accordance with the Security Deposit Agreement.

          10.11 Subordination. Sublessor and Sublessee hereby acknowledge and agree that this Site Sublease is subordinate to the terms of the Deed of Trust and Security Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Site Sublease to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   FLEET NATIONAL BANK, not in its
                                   individual capacity but solely as
                                   Owner Trustee

                                   By:  _____________________________
                                        Name:
                                        Title:


                                   PANDA-BRANDYWINE, L.P.

                                   By:  Panda Brandywine Corporation,
                                        its general partner

                                   By:  ________________________
                                        Name:
                                        Title:



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 1996, the above-named _________________, ________________, of FLEET
NATIONAL BANK, a national banking association, as Owner Trustee, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said FLEET NATIONAL BANK, as Owner Trustee.



                                   Notary Public


               Type or print name:



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 1996, the above-named ______________, _________________ of PANDA
BRANDYWINE CORPORATION, the general partner of PANDA-BRANDYWINE, L.P., a Delaware limited partnership, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said PANDA BRANDYWINE CORPORATION, and PANDA-BRANDYWINE, L.P.



                                   Notary Public


               Type or print name:


                                                       Schedule A
                                                           to the
                                                    Site Sublease




                    DESCRIPTION OF THE SITE

                                                       Schedule B
                                                           to the
                                                    Site Sublease




                      FACILITY DESCRIPTION


          The Brandywine Cogeneration facility is a 230 megawatt natural gas-fired electric generating power plant located in Prince George's County, Maryland. This facility consists of, but is not limited to, the following equipment:

          Steam Generator
          Air Pollution Control Equipment
          Turbine Generator
          Condenser
          Cooling Tower
          Distributed Control System
          Instrumentation
          Switchyard
          Fuel Handling
          Fans
          Feedwater Pumps
          Circulation Pumps
          Fire Protection
          Demineralizer
          Piping and Valves
          Electrical and Wiring
          Concrete
          Insulation
          Buildings
          Distilled Water Facility (described on Schedule B-2 attached hereto)


                                                      Schedule B-2
                                                           to the
                                                    Site Sublease


              DISTILLED WATER FACILITY DESCRIPTION


          The Distilled Water facility is located in Prince
George's County, Maryland. This facility consists of, but is not limited to, the following:

     Part I

Piperacks and miscellaneous supports (including grating)
Packaged distilled water system
Distilled water storage tank - 220,000 gallons
Truck filling pumps
Sump pumps
12" steam supply from Facility
Piping for Distilled Water Facility systems: circ. water, drains, pump suction and discharge, tank, sumps, fire protection, acid, potable water, including safety shower and eye wash station
Electrical equipment including: MCCs, transformer, circuit
     breakers, panels and local control stations
Raceway including conduit, cable tray and fittings
Wire, cable and terminations
Lighting, grounding and miscellaneous systems
Instrumentation
Insulation



     Part II

Structural excavation for foundations
Backfill and placement for foundations
Paving required including subbase and base course
Chain link fence
Drainage pipe
Catch basins
Landscaping - trees and shrubs
Foundations and slabs for building, tank, equipment, sumps,
     piperack and loading/unloading area
Painting
Pre-engineered building - 40'x50'x26' (including doors, HVAC and fire protection)



                   Exhibit A to Site Sublease

                      AMENDED AND RESTATED
                      MEMORANDUM OF LEASE

          Notice is hereby given of the following AMENDED AND
RESTATED SITE SUBLEASE:

SUBLESSOR:          FLEET NATIONAL BANK (formerly known as
                    Shawmut Bank Connecticut, National
                    Association), a national banking association, not in its individual capacity but solely as owner trustee, having an address at 777 Main
                    Street, Hartford, Connecticut 06115.

SUBLESSEE:          PANDA-BRANDYWINE, L.P., a Delaware
                    limited partnership, having an address at 4100 Spring Valley, Suite 1001, Dallas, Texas
                    75244.

DATE OF EXECUTION:  As of March 30, 1995, as amended by a First
                    Amendment dated as of October 30, 1996 and a Second Amendment dated as of December 18, 1996, and as amended and restated as of December 18, 1996 by an Amended and Restated Site Sublease.

SUBLEASED PREMISES: Parcels of land described in Schedule 1
                    attached (the "Site") located in Prince
                    George's County, Maryland.

                    It is the intention of the Sublessor and the Sublessee that the Facility (as defined in the Site Sublease) and each portion thereof, and all repairs, replacements, substitutions and additions thereto, whether now or at any time hereafter located on the Site, are severed, and shall remain severed, from the Site even if physically attached, are and shall remain personal property, and are not and shall not be fixtures or an accession to the Site, the title thereto being separate and distinct from the title to the Site, and shall be treated as personal property with respect to the rights of all persons whatsoever and for all purposes of the Financing Documents (as defined in the Site Sublease), and title to the Facility shall not, except as specifically contemplated by the Financing Documents, be affected in any way by any instrument dealing with the Site or any part thereof. Notwithstanding the foregoing, if contrary to the intention of Sublessor and Sublessee, any Governmental Authority (as defined in the Site Sublease) with jurisdiction over the Site determines that any portion of the Facility is a fixture or accession to the Site, such portion of the Facility shall constitute part of the Site being leased under the Site Sublease.

TERM OF LEASE:      From March 30, 1995 until the earlier to
                    occur of (i) expiration or earlier
                    termination of the contemporaneous lease of personal property from Sublessor to Sublessee and (ii) the day before the date of expiration or termination of the Site Lease
                    (as defined in the Site Sublease).

OPTION TO PURCHASE: None.

RIGHT OF FIRST
REFUSAL:            None.

RIGHT TO RENEW
OR EXTEND:          None.

          The parties hereto further expressly acknowledge that this Amended and Restated Memorandum of Lease is being executed pursuant to the provisions of the Amended and Restated Site Sublease and is not intended to vary the terms or conditions of the Amended and Restated Site Sublease.

          Executed as a sealed instrument as of the 18th day of December, 1996.

                         FLEET NATIONAL BANK,
                         not in its individual capacity but
                         solely as owner trustee

                         By:  _______________________________
                              Name:
                              Title:


                         PANDA-BRANDYWINE, L.P.

                         By:  Panda Brandywine Corporation,
                              its General Partner

                         By:  __________________________
                              Name:
                              Title:

          This is to certify that the within instrument was prepared under the supervision of the undersigned who is an attorney admitted to practice before the Court of Appeals of Maryland.

                              _______________________________
                              Name:
STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 1996, the above-named _________________, ________________, of FLEET
NATIONAL BANK, a national banking association, as Owner Trustee, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said FLEET NATIONAL BANK, as Owner Trustee.



                              Notary Public


          Type or print name:



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          PERSONALLY APPEARED on this ___ day of December, 1996, the above-named ______________, _________________ of PANDA
BRANDYWINE CORPORATION, the general partner of PANDA-BRANDYWINE, L.P., a Delaware limited partnership, and acknowledged the foregoing to be his free act and deed in his said capacity and the free act and deed of said PANDA BRANDYWINE CORPORATION, and PANDA-BRANDYWINE, L.P.



                              Notary Public


          Type or print name: